UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

54 Wilton Road, 2nd Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry Into a Material Definitive Agreement.

NeuroClear Asset Purchase Agreement

On March 24, 2020, NeuroClear Technologies, Inc. (“NeuroClear”), a majority-owned subsidiary of BioSig Technologies, Inc. (the “Company”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Trek Therapeutics, PBC (“Trek”).  Pursuant to the Asset Purchase Agreement, Trek sold to NeuroClear all right, title and interest of Trek and its affiliates to certain assets (the “Purchased Assets”), which include: (i) certain compounds (the “Compounds”); (ii) an assignment and license agreement, dated as of July 12, 2016, by and between Trek and Vertex Pharmaceuticals Incorporated, as amended (the “Assigned License Agreement”); (iii) all other contracts relating exclusively to the Purchased Assets; (iv) all intellectual property owned, licensed or otherwise controlled by Trek or any of its affiliates solely to the extent related to the Compounds, including patents, trademarks, know-how and the technical information; (v) certain regulatory material and applications related to the Compounds; (vi) all of Trek’s inventory, raw materials, active pharmaceutical ingredients, excipients, intermediaries, reagents, supplies, packaging, and work in progress owned by Trek solely to the extent relating to the Compounds; and (vii) each of the other assets, properties and rights of Trek and its affiliates, including any claim or action and domain names, solely to the extent related to the foregoing or that are necessary for the exploitation of the Purchased Assets.  In addition, NeuroClear assumed Trek’s liabilities under the Assigned License Agreement and other liabilities related to the Purchased Assets arising after the closing of the Asset Purchase Agreement.

As consideration for the Purchased Assets, NeuroClear has agreed to pay Trek in upfront and milestone payments a combination of cash, shares of Trek’s common stock, which common stock may equal up to 10% of NeuroClear’s outstanding equity, and sublicense fees in the event NeuroClear sublicenses the Purchased Assets.

Item 8.01        Other Events.

On March 25, 2020, the Company issued a press release announcing that the Company entered into the Asset Purchase Agreement with Trek.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 25, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: March 25, 2020	By:	/s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Chairman and Chief Executive Officer